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                                                                 Exhibit 10.9.3


                    [BRIGHAM EXPLORATION COMPANY LETTERHEAD]

                                 April 7, 1998
                 Via Facsimile Transmission and Hand Delivery


Ms. Trina Willis                                Mr. David M. Lepore
FIC Realty Services                             M&P Partners Limited Partnership
6300 Bridge Point Parkway    Hand Delivered     400 Centre Street
Bldg. One, Suite 325         by Sheri Lancon    Newton, MA 02158
Austin, Texas 78730            4/7/98           Fax # (617) 332-2261
Fax # (512) 404-5212

Ms. Julia D. Finney
Reit Management & Research, Inc.
6300 Bridge Point Parkway, Bldg. One, Suite 125
Austin, Texas 78730
Fax # (512) 346-7561

      Re: Two Bridge Point Lease Agreement by and between Investors Life Insurance Company of North America and Brigham Oil & Gas, L.P., dated September 20, 1996, as amended (the "Lease Agreement"); EXERCISE OF RIGHT OF FIRST REFUSAL

Ladies and Gentlemen:

      On March 24, 1998 we received Ms. Julia D. Finney's letter dated March 20, 1998, notifying us that the Right of First Refusal Space (the "Refusal Space") is available for lease and that Health and Retirement Properties Trust ("Landlord") has prospects interested in leasing the Refusal Space.

      Brigham Oil & Gas, L.P. ("Tenant") hereby notifies Landlord that, under and pursuant to the terms of Section 2.04 and Exhibit F of the Lease Agreement, Tenant is exercising its Right of First Refusal to lease all of the "3rd Option Space" as depicted on Exhibit A-2 to the Lease Agreement, being the same space which is also known as the "5 Year Option Space."

      Tenant is not exercising its Right of First Refusal with respect to the remainder of the "2nd Option Space" (being all of the 2nd Option Space which has not already been leased to Amherst).

      Please feel free to give me a call if anything else is needed with respect to this matter.

                                  Sincerely,
                                  BRIGHAM OIL & GAS, L.P.
                                        By Brigham, Inc.
                                        Its Managing General Partner

                                        /s/ ANNE L. BRIGHAM

                                        Anne L. Brigham
                                        Executive Vice President

cc. Ms. Diana Barbour, Oxford Commercial, Inc.